UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2015

Amyris, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5885 Hollis Street, Suite 100, Emeryville, CA	94608
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (510) 450-0761

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 14, 2015, Amyris, Inc. (the "Company") issued a press release announcing that it proposes to offer, subject to market conditions, convertible senior notes due 2019 in a private placement to qualified institutional buyers and institutional accredited investors. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished herewith:

Exhibit Number	Description
99.1	Press release dated October 14, 2015, announcing the Company's proposed offering of convertible senior notes.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amyris, Inc. (Registrant)
October 14, 2015 (Date)	/s/ NICHOLAS KHADDER Nicholas Khadder SVP, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release dated October 14, 2015, announcing the Company's proposed offering of convertible senior notes.